UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2024

CHROMADEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37752	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Blvd. Suite 600, Los Angeles, California 90024
(Address of principal executive offices, including zip code)

(310) 388-6706
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CDXC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2024, the Board of Directors (the “Board”) of ChromaDex Corporation (the “Company” or “ChromaDex”) appointed James Lee, the Company’s current Controller, as the Company’s Interim Chief Financial Officer and Interim Principal Accounting Officer, effective as of July 13, 2024. As previously disclosed, Brianna Gerber resigned from her roles as the Company’s Chief Financial Officer and Principal Accounting Officer effective July 12, 2024. Pursuant to her previously disclosed Letter Agreement and Consulting Agreement, Ms. Gerber will be available until August 12, 2024 to consult on financial and accounting matters.

Mr. Lee, age 49, has served as Assistant Controller and Controller of the Company since January 2009 and previously served as a manager of accounting for Samsung Electronics Co. Ltd. Mr. Lee received his B.A in Architecture from the University of California, Berkley and his MBA from University of Illinois Urbana-Champaign.

Mr. Lee is party to the Company’s standard indemnification agreement for directors and executive officers, the form of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 16, 2016. There are no arrangements or understandings between Mr. Lee and any other persons pursuant to which he was selected as the Company’s Interim Chief Financial Officer and Interim Principal Accounting Officer. There are also no family relationships between Mr. Lee and any of the Company’s directors or executive officers and other than as described herein he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROMADEX CORPORATION

Dated: July 16, 2024	By:	/s/ Robert Fried
Name: Robert Fried
Chief Executive Officer